File No. 811-2657
                                                             File No. 2-56969


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                         Pre-Effective Amendment No.
                                                     ---
                         Post-Effective Amendment No. 39

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 29


UNITED MUNICIPAL BOND FUND, INC.
--------------------------------------------------------------------------------
                             (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas               66202-4200
--------------------------------------------------------------------------------
  (Address of Principal Executive Office)                (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
--------------------------------------------------------------------------------
                           (Name and Address of Agent for Service)

It is proposed that this filing will become effective

               _____  immediately upon filing pursuant to paragraph (b)
               _____  on (date) pursuant to paragraph (b)
               _____  60 days after filing pursuant to paragraph (a)(1)
               __X__  on January 31, 1999 pursuant to paragraph (a)(1)
               _____  75 days after filing pursuant to paragraph (a)(2)
               _____  on (date) pursuant to paragraph (a)(2) of Rule 485
               _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                           DECLARATION REQUIRED BY RULE 24f-2(a)(1)

      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 1998 will be filed on or about December 28, 1998.

January 31, 1999


P  R  O  S  P  E  C  T  U S


                           UNITED
                           MUNICIPAL
                           BOND
                           FUND, INC.

                           Class A Shares
                           ----------------------------------------------------

                           This Fund seeks to provide income that is not subject to Federal income tax.






                           [GRAPHIC LOGO]
















[GRAPHIC LOGO]              THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                            APPROVED OR DISAPPROVED THE FUND'S SHARES, OR
                            DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
                            COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE
                            OTHERWISE.

        T  A  B  L  E    O  F    C  O  N  T  E  N  T S

        AN OVERVIEW OF THE FUND                              3
        ------------------------------------------------------
        PERFORMANCE                                          4
        ------------------------------------------------------
        EXPENSES                                             6
        ------------------------------------------------------
        THE INVESTMENT PRINCIPLES
        OF THE FUND                                          7
        ------------------------------------------------------
           Investment Goal and Principal
           Strategies                                        7
           ---------------------------------------------------
           Principal Risk Considerations                     8
           ---------------------------------------------------
        FINANCIAL HIGHLIGHTS                                10
        ------------------------------------------------------
        YOUR ACCOUNT                                        11
        ------------------------------------------------------
           Ways to Set Up Your Account                      11
           ---------------------------------------------------
           Buying Shares                                    11
           ---------------------------------------------------
              Sales Charge Reductions and
              Waivers                                       13
              ------------------------------------------------
              Waivers for Certain Investors                 13
              ------------------------------------------------
           Minimum Investments                              14
           ---------------------------------------------------
           Adding to Your Account                           14
           ---------------------------------------------------
           Selling Shares                                   14
           ---------------------------------------------------
           Shareholder Services                             17
           ---------------------------------------------------
              Personal Service                              17
              ------------------------------------------------
              Reports                                       17
              ------------------------------------------------
              Exchanges                                     17
              ------------------------------------------------
              Automatic Transactions                        18
              ------------------------------------------------
           Distributions and Taxes                          18
           ---------------------------------------------------
              Distributions                                 18
              ------------------------------------------------
              Taxes                                         19
              ------------------------------------------------
        THE MANAGEMENT OF THE FUND                          22
        ------------------------------------------------------
           Portfolio Management                             22
           ---------------------------------------------------
           Management Fee                                   22
           ---------------------------------------------------

An
Overview
of the
Fund

[GRAPHIC OMITTED]

Goal:
United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income tax.


Strategy:
The Fund seeks to achieve its goal by investing in a diversified portfolio of primarily tax-exempt municipal bonds. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include industrial development bonds ("IDBs"), which finance privately operated facilities.

The Fund may concentrate its investments in IDBs for generating plants. For the most part, the Fund buys only investment-grade municipal bonds.


Principal Risks of Investing in the Fund:
Because the Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o  changes in interest rates

o  changes in the maturities of bonds owned by the Fund

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in revenue bond-financed projects

o the local economic, political or regulatory environment affecting bonds owned by the Fund

o  failure of a bond's interest to qualify as tax-exempt

o  municipal bond market conditions, generally

o  general economic news

Performance

[GRAPHIC OMITTED]


o the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and managing the interest rate and credit risks of the Fund's portfolio

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.

Who May Want to Invest:
The Fund is designed for investors seeking current income that is primarily free from Federal income tax through a highly diversified, actively managed portfolio. You should consider whether the Fund fits with your particular investment objectives.


The chart and table below show the past performance of the Fund's Class A shares:

o The chart presents the annual returns and shows how performance has varied from year to year for the past ten years.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

                               [GRAPHIC OMITTED]

1989           11.23%

1990            5.63%

1991           13.15%

1992            9.53%

1993           14.30%

1994           -7.14%

1995           20.17%

1996            4.12%

1997           10.23%

1998


In the period shown in the chart, the highest quarterly return was 8.87% (the first quarter of 1995) and the lowest quarterly return was -6.48% (the first quarter of 1994).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

   -----------------------------------------------------------------
                                     1 Year     5 Years     10 Years
   Class A Shares of the Fund       %          %           %
   -----------------------------------------------------------------
   Lehman Brothers
   Municipal Bond Index
   -----------------------------------------------------------------
   Lipper General
   Municipal Bond Fund
   Universe Average
   -----------------------------------------------------------------

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with a goal similar to that of the Fund.

Expenses

[GRAPHIC OMITTED]


The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

   ----------------------------------------------------
   Shareholder fees
   (fees deducted directly from your investment)
   ----------------------------------------------------
   Maximum sales charge (load) on purchases
   (as a percentage of offering price)            4.25%
   ----------------------------------------------------
   Maximum sales charge (load) on
   reinvested dividends                           None
   ----------------------------------------------------
   Deferred sales charge (load)                   None
   ----------------------------------------------------
   Redemption fees                                None
   ----------------------------------------------------
   Exchange fee                                   None
   ----------------------------------------------------

   ----------------------------------------------------
   Annual Fund Operating Expenses
   (expenses deducted from Fund assets,
   as a percentage of average net assets).
   ----------------------------------------------------
   Management fees                              0.42%
   ----------------------------------------------------
   Distribution and Service (12b-1) fees(1)     0.19%
   ----------------------------------------------------
   Other expenses                               0.10%
   ----------------------------------------------------
   Total Fund operating expenses                0.71%
   ----------------------------------------------------

(1)It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
  Example:
--------------------------------------------------------------------------------
   This example is intended to help you compare the cost of investing in the
   Class A shares of the Fund with the cost of investing in other mutual funds.
   The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5%(2) return each year, and
   (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
--------------------------------------------------------------------------------
   1 year                                                                 $  494
--------------------------------------------------------------------------------
   3 years                                                                $  642
--------------------------------------------------------------------------------
   5 years                                                                $  803
--------------------------------------------------------------------------------
   10 years                                                               $1,270
--------------------------------------------------------------------------------

(2) Use of an assumed annual return of 5% is for illustration purpose only and is not a representation of the Fund's future performance, which may be greater or lesser.

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The
Investment
Principles
of the Fund

[GRAPHIC OMITTED]


Investment Goal and Principal Strategies
The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for alternative minimum tax ("AMT") purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes.

The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds. More than 25% of the Fund's assets may consist of industrial development bonds the interest on which is paid by revenues from generating plants.

However, the Fund may not purchase any municipal bonds that are not either:

o rated at least BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("MIS"); or

o if unrated, are determined by WRIMCO to be of comparable quality, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase.

The Fund may invest up to 10% of its assets in taxable obligations. These must be either:

o U.S. Government securities;

o obligations of domestic banks and certain savings and loan associations;

o commercial paper rated at least A by S&P or MIS; or

o any of the foregoing obligations subject to repurchase agreements.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax.

Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps:

o shorten the average maturity of the Fund's portfolio;

o hold taxable obligations; and

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold. A defensive posture might reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest in options, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.


Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risk, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. For IDBs, credit quality is generally dependent on the credit standing of the company involved. To the extent that the Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. See the SAI for examples of the types of projects in which the Fund may invest from time to time and for a discussion of the risks associated with such projects.

See the SAI also for more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them.

Financial Highlights

[GRAPHIC OMITTED]


The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

   --------------------------------------------------------------------------------
                       FOR THE FISCAL YEAR ENDED SEPTEMBER 30,

   Per-share Data                 1998       1997       1996       1995        1994
   Net asset value,
   beginning of period          $ 7.47     $ 7.32     $ 7.25     $ 6.91      $ 7.83
   --------------------------------------------------------------------------------
   Income from investment operations:
    Net investment
    income                        0.37       0.38       0.39       0.39        0.38
    Net realized and
    unrealized gain (loss)
    on investments                0.25       0.30       0.12       0.38       (0.67)
   --------------------------------------------------------------------------------
   Total from investment
   operations                     0.62       0.68       0.51       0.77       (0.29)
   --------------------------------------------------------------------------------
   Less distributions:
    From net
    investment income            (0.37)     (0.37)     (0.39)     (0.39)      (0.38)
    From capital gains           (0.09)     (0.16)     (0.05)     (0.00)      (0.25)
    In excess of capital
    gains                        (0.00)     (0.00)     (0.00)     (0.04)      (0.00)
   --------------------------------------------------------------------------------
   Total distributions           (0.46)     (0.53)     (0.44)     (0.43)      (0.63)
   --------------------------------------------------------------------------------
   Net asset value, end
   of period                    $ 7.63     $ 7.47     $ 7.32     $ 7.25      $ 6.91
   --------------------------------------------------------------------------------
   Total return**                 8.67%      9.77%      7.16%     11.51%      (3.91)%
   Ratios/Supplemental Data
   Net assets, end of
   period (in millions)         $  997     $  994     $  997     $  975      $  951
   Ratio of expenses to
   average net assets             0.72%      0.67%      0.68%      0.65%       0.64%
   Ratio of net
   investment income
   to average net assets          4.95%      5.14%      5.23%      5.51%       5.17%
   Portfolio turnover
   rate                          50.65%     47.24%     74.97%     70.67%      62.61%
   --------------------------------------------------------------------------------

 *On January 21, 1996, Fund shares outstanding were designated Class A shares. **Total return calculated without taking into account the sales load deducted on an initial purchase.
Note: During the fiscal periods ended September 30, 1998, 1997, 1996, 1995 and 1994, 77.46%, 67.70%, 84.75%, 88.99% and 58.94%, respectively, of the dividends paid were exempt from Federal income tax.

Your Account

[GRAPHIC OMITTED]


 The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

------------------------------------------------------------------------
                                   Sales Charge       Sales Charge as
                                   as Percent of     Approx. Percent of
  Size of Purchase                Offering Price      Amount Invested
------------------------------------------------------------------------
  Under $100,000                        4.25%               4.44%
------------------------------------------------------------------------
  $100,000 to less than
  $300,000                              3.25                3.36
------------------------------------------------------------------------
  $300,000 to less than
  $500,000                              2.50                2.56
------------------------------------------------------------------------
  $500,000 to less than
  $1,000,000                            1.75                1.78
------------------------------------------------------------------------
  $1,000,000 to less than
  $2,000,000                            1.00                1.01
------------------------------------------------------------------------
  $2,000,000 and over                   0.00                0.00
------------------------------------------------------------------------

The Fund's Class A NAV is the value of a single share.

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o combining additional purchases of Class A shares of any of the funds in the United Group, except United Cash Management, Inc., with the NAV of Class A shares already held ("rights of accumulation")

o grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of another fund purchased through a contractual plan may not be included unless the plan has been completed.

o grouping purchases by certain related persons. Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each.

o purchases of Class A shares in certain retirement plans and certain trusts for these persons.

o purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell &

Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders or maintaining Class A shareholder accounts. Because the Plan fees are paid out of the Class A assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Minimum Investments

--------------------------------------------------------
  To Open an Account                               $500
--------------------------------------------------------
  For certain exchanges                            $100
--------------------------------------------------------
  For certain accounts opened with Automatic
  Investment Service                               $ 50
--------------------------------------------------------
  To Add to an Account
--------------------------------------------------------
  For certain exchanges                            $100
--------------------------------------------------------
  For Automatic Investment Service                 $ 25
--------------------------------------------------------

Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.


Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.


Special Requirements for Selling Shares

---------------------------------------------------------------------------------
 Account Type                                  Special Requirements
---------------------------------------------------------------------------------
                            The written instructions must be signed by all
 Individual or Joint        persons required to sign for transactions, exactly as
 Tenant                     their names appear on the account.
---------------------------------------------------------------------------------
                            The written instructions must be signed by the
 Sole Proprietorship        individual owner of the business.
---------------------------------------------------------------------------------
                            The custodian must sign the written instructions
 UGMA, UTMA                 indicating capacity as custodian.
---------------------------------------------------------------------------------
                            The trustee must sign the written instructions
                            indicating capacity as trustee. If the trustee's name is
 Trust                      not in the account registration, provide a currently
                            certified copy of the trust document.
---------------------------------------------------------------------------------
                            At least one person authorized by corporate
 Business or Organization   resolution to act on the account must sign the
                            written instructions.
---------------------------------------------------------------------------------
                            The written instructions must be signed by the
 Conservator, Guardian      person properly authorized by court order to act in
 or Other Fiduciary         the particular fiduciary capacity.
---------------------------------------------------------------------------------

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Fund.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request is made by a corporation, partnership or fiduciary;

o a redemption request is made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all shares of the Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group; or

o request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o year-to-date statements (quarterly)

o annual and semiannual reports (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class A shares and buy Class A shares of other funds in the United Group.

You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired as payment of a dividend or distribution for Class A shares of any other fund in the United Group. You may exchange any Class A shares of the Fund that you have held for less than six months only for Class A shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.


Automatic Transactions
Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

--------------------------------------------------------------------
  Regular Investment Plans
--------------------------------------------------------------------
  Automatic Investment Service
  To move money from your bank account to an existing Fund account

           Minimum                 Frequency
             $25                    Monthly
--------------------------------------------------------------------
  Funds Plus Service
  To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

           Minimum                 Frequency
             $100                   Monthly
--------------------------------------------------------------------

Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually the Fund distributes net investment income monthly. Net capital gains usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional

   Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations.

The Fund notifies you after year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Withholding. The Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of Fund shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, that interest will be received by you as a dividend that is tax-exempt rather than as part of a taxable gain. Ordinarily, record date is the first Friday after the 9th day of each month.

An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The
Management
of the Fund

[GRAPHIC OMITTED]


Portfolio Management
The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

John M. Holliday is primarily responsible for the management of the portfolio of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From July 1986 to March 1998, Mr. Holliday was Senior Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


Management Fee
Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.


The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

------------------------------------------------------
Group Fee Rate

Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
------------------------------------------------------
  From $0 to $750                    .51 of 1%
------------------------------------------------------
  From $750 to $1,500                .49 of 1%
------------------------------------------------------
  From $1,500 to $2,250              .47 of 1%
------------------------------------------------------
  From $2,250 to $3,000              .45 of 1%
------------------------------------------------------
  From $3,000 to $3,750              .43 of 1%
------------------------------------------------------
  From $3,750 to $7,500              .40 of 1%
------------------------------------------------------
  From $7,500 to $12,000             .38 of 1%
------------------------------------------------------
  Over $12,000                       .36 of 1%
------------------------------------------------------

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.42% of the Fund's average net assets.

United
Municipal
Bond
Fund,
Inc.

[GRAPHIC OMITTED]


Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts
  Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri 64106-2232

Investment Manager
Waddell & Reed Investment
 Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 366-5465

[GRAPHIC OMITTED]

UNITED
MUNICIPAL
BOND FUND, INC.

You can get more information about the Fund in--

o its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is: 811-2657.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
[GRAPHIC OMITTED] Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas, 66201-9217
                  (913) 236-2000, (800) 366-5465


                  printed on recycled paper                      NUP2008(1-99)

The Securities and Exchange Commission has not approved or disapproved the Fund's shares, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

United Municipal Bond Fund, Inc.
Class Y Shares

This Fund seeks to provide income that is not subject to Federal income tax.


Prospectus
January 31, 1999

Table of Contents



An Overview of the Fund......................................................3


Performance..................................................................5


Expenses.....................................................................7


The Investment Principles of the Fund........................................9


Financial Highlights.........................................................10


Your Account.................................................................11

  Buying Shares..............................................................11

  Minimum Investments........................................................13

  Adding to Your Account.....................................................13

  Selling Shares.............................................................14

  Telephone Transactions.....................................................16

  Shareholder Services.......................................................16
    Personal Service.........................................................16
    Reports..................................................................17
    Exchanges................................................................17

  Distributions and Taxes....................................................17
    Distributions............................................................17
    Taxes....................................................................18


The Management of the Fund...................................................21

  Portfolio Management.......................................................21

  Management Fee.............................................................21


An Overview of the Fund

Goal: United Municipal Bond Fund, Inc. (the "Fund") seeks to provide income not subject to Federal income tax.

Strategy: The Fund seeks to achieve its goal by investing in a diversified portfolio of primarily tax-exempt municipal bonds.

"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and
o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include industrial development bonds ("IDBs"), which finance privately operated facilities.

The Fund may concentrate its investments in IDBs for generating plants. For the most part, the Fund buys only investment-grade municipal bonds.

Principal Risks of Investing in the Fund:
Because the Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o     changes in interest rates
o     changes in the maturities of bonds owned by the Fund
o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in revenue bond-financed projects
o the local economic, political or regulatory environment affecting bonds owned by the Fund
o     failure of a bond's interest to qualify as tax-exempt
o     municipal bond market conditions, generally
o     general economic news
o the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and managing the interest rate and credit risks of the Fund's portfolio

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.


                                       3

Who May Want to Invest: The Fund is designed for investors seeking current income that is primarily free from Federal income tax through a highly diversified, actively managed portfolio. You should consider whether the Fund fits with your particular investment objectives.


                                       4

Performance

The chart and table below show the past performance of the Fund's Class A shares. Class A performance is given because there were no Class Y shares outstanding at September 30, 1998.
o The chart presents the Class A annual returns and shows how performance has varied from year to year for the past ten years.

o The table shows Class A average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                              1998                  %
                              1997             10.23
                              1996              4.12
                              1995             20.17
                              1994             -7.14
                              1993             14.30
                              1992              9.53
                              1991             13.15
                              1990              5.63
                              1989             11.23

      In the period shown in the chart, the highest quarterly return was 8.87%
      (the first quarter of 1995) and the lowest quarterly return was -6.48%
      (the first quarter of 1994).

      The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

                               Average Annual Total Returns
                         as of December 31, 1998 (%)

                                              1 Year      5 Years     10 Years
                                              ------      -------     --------
Class A Shares of the Fund
Lehman Brothers Municipal Bond Index
Lipper General Municipal Bond Fund Universe Average

The indexes shown are broad-based, securities market indexes that are unmanaged.
The Lipper average is a composite of mutual funds with goals similar to that of the Fund.

                                       5


Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees deducted directly from your investment).

Maximum sales charge (load)
   on purchases                 None

Maximum sales charge (load)
   on reinvested
   dividends                    None

Deferred
   sales charge (load)          None

Redemption fees                 None

Exchange fee                    None

Annual Fund operating expenses (expenses deducted from Fund assets, as a percentage of average net assets).(1)

Management fees              0.42%
Distribution and
   Service (12b-1) fees       None
Other expenses               0.18%
Total Fund operating
   expenses                  0.60%

Example: This example is intended to help you compare the cost of investing in the Class Y shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% (2) return each year, and (c) the Class
Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year                       $494
3 years                      $642

-----------
(1)Expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended September 30, 1998, and the expenses attributable to the Class Y shares that are anticipated for the current year. Actual expenses may be greater or lesser than those shown.

(2)Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.
                                       7

      Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."


                                       8

About the Investment Principles of the Fund

[GRAPHIC OMITTED]


Investment Goal and Principal Strategies
The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The
Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for alternative minimum tax ("AMT") purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.
Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes.

The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds. More than 25% of the Fund's assets may consist of industrial development bonds the interest on which is paid by revenues from generating plants.

However, the Fund may not purchase any municipal bonds that are not either:

o  rated at least BBB by Standard & Poor's, a division of The McGraw-Hill
   Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("MIS");
   or

o if unrated, are determined by WRIMCO to be of comparable quality, unless thereafter at least 80% of the value of the Fund's total assets would consist of cash or municipal bonds that were of such quality at the time of purchase.

The Fund may invest up to 10% of its assets in taxable obligations. These must be either:

o  U.S. Government securities;

o  obligations of domestic banks and certain savings and loan associations;

o  commercial paper rated at least A by S&P or MIS; or

o  any of the foregoing obligations subject to repurchase agreements.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax.

Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. To achieve a temporary defensive posture, WRIMCO may take any one or more of the following steps:

o  shorten the average maturity of the Fund's portfolio;

o  hold taxable obligations; and

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold. A defensive posture might reduce the Fund's yield. As an alternative to taking a temporary defensive position or in order to more quickly participate in market or economic conditions, the Fund may buy or sell futures contracts.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest in options, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.


Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risk, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions, and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments. For
IDBs, credit quality is generally dependent on the credit standing of the company involved. To the extent that the Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. See the SAI for examples of the types of projects in which the Fund may invest from time to time and for a discussion of the risks associated with such projects.

See the SAI also for more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them.

                                                                              9


Financial Highlights

Financial Highlights for Class Y shares are not included because the Fund had no Class Y shares outstanding during the fiscal year ended September 30, 1998.

                                       10


Your Account

      Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are available for purchase by:

o  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.


Buying Shares

      You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

      The price to buy a share of the Fund, called the offering price, is calculated every business day.

      The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

      To purchase by wire, you must first obtain an account number by calling
1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P. O.
Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044.
Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA
Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and
Account Number.

                                       11

      To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O.
Box 29217, Shawnee Mission, Kansas 66201-9217.

      You may also buy shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy shares.

      The Fund's Class Y NAV is the value of a single share.

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
o Bonds are generally valued according to prices quoted by an independent pricing service.
o Short-term debt securities are valued at amortized cost, which approximates market value.
o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

      The Fund is open for business each day the New York Stock Exchange (the
"NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

      When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o  Orders are accepted only at the home office of Waddell & Reed, Inc.
o  All of your purchases must be made in U.S. dollars.
o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
o  The Fund does not issue certificates representing Class Y shares of the Fund.
o If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, the Fund will be

                                       12

   deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase
   Fund shares at that day's price.

      When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

      Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.


Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount


Adding to Your Account

      You can make additional investments of any amount at any time.

      To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer
Name and Account Number.

      To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.


                                       13

P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

      If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.


Selling Shares

      You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

      The redemption price (price to sell one Class Y share) is the Fund's Class
Y NAV.

      To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

      To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o     the name on the account registration;
o     the Fund's name;
o     the Fund account number;
o     the dollar amount or number of shares to be redeemed; and
o     any other applicable requirements listed in the table below.

      Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                   66201-9217

      Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                     Special Requirements for Selling Shares


Account Type          Special Requirements
Retirement Account    The written instructions must be
                      signed by a properly authorized
                      person.


Trust                 The trustee must sign the written instructions indicating
                      capacity as trustee. If the trustee's name is not in the
                      account registration, provide a currently certified copy
                      of the trust document.
Business or           At least one person authorized by
Organization          corporate resolution to act on the
                      account must sign the written
                      instructions.

      When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.
o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.
o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.
o  If you purchased Fund shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Fund shares at that day's price.

      The Fund may require a signature guarantee in certain situations such as:

o a redemption request is made by a corporation, partnership or fiduciary;
o a redemption request is made by someone other than the owner of record; or
o the check is made payable to someone other than the owner of record.

      This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

      The Fund reserves the right to redeem at NAV all shares of the Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.


Telephone Transactions

      The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

      Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

      Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o     Obtain information about your accounts;

o     Obtain price information about other funds in the United Group; or

o     Request duplicate statements.

Reports

      Statements and reports sent to you include the following:

o confirmation statements (after every purchase, exchange, transfer or redemption)
o     year-to-date statements (quarterly)
o     annual and semiannual reports (every six months)

      To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

      You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

      The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

      The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

      Usually the Fund distributes net investment income monthly. Net capital gains usually are distributed in December.

      Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

      For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

      As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

      Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%. None of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction allowed to corporations. The Fund notifies you after year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

      Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

      Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Withholding. The Fund is required to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

      Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. If you have a gain on a redemption of Fund shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, that interest will be received by you as a dividend that is tax-exempt rather than as part of a taxable gain. Ordinarily, record date is the first Friday after the 9th day of each month.

      An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

      Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

      The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund


Portfolio Management

      The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

      John M. Holliday is primarily responsible for the management of the portfolio of the Fund. Mr. Holliday has held his Fund responsibilities since May 23, 1980. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From July 1986 to March 1998, Mr. Holliday was Senior Vice President of Waddell and Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1978.

      Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

      WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


Management Fee

      Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

      The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

      The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .03 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                     Annual
Group Net             Group
Asset Level         Fee Rate
(all dollars        For Each
in millions)          Level
------------        --------
From $0
   to $750          .51 of 1%

From $750
   to $1,500        .49 of 1%

From $1,500
   to $2,250        .47 of 1%

From $2,250
   to $3,000        .45 of 1%

From $3,000
   to $3,750        .43 of 1%

From $3,750
   to $7,500        .40 of 1%

From $7,500
   to $12,000       .38 of 1%

Over $12,000        .36 of 1%


      Growth in assets of the United Group assures a lower group fee rate.

      The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.42% of the Fund's average net assets, which during that period consisted only of the Fund's Class A shares.

United Municipal Bond Fund, Inc.

Custodian                           Underwriter
   UMB Bank, n.a.                      Waddell & Reed, Inc.
   Kansas City, Missouri               6300 Lamar Avenue
                                       P. O. Box 29217
Legal Counsel                          Shawnee Mission, Kansas
   Kirkpatrick & Lockhart LLP             66201-9217
   1800 Massachusetts Avenue, N. W.    (913) 236-2000
   Washington, D. C.  20036            (800) 366-5465

Independent Auditors                Shareholder Servicing Agent
   Deloitte & Touche LLP               Waddell & Reed
   1010 Grand Avenue                      Services Company
   Kansas City, Missouri               6300 Lamar Avenue
      64106-2232                       P. O. Box 29217
                                       Shawnee Mission, Kansas
Investment Manager                        66201-9217
   Waddell & Reed Investment           (913) 236-2000
      Management Company               (800) 366-5465
   6300 Lamar Avenue
   P. O. Box 29217                  Accounting Services Agent
   Shawnee Mission, Kansas             Waddell & Reed
      66201-9217                          Services Company
   (913) 236-2000                      6300 Lamar Avenue
   (800) 366-5465                      P. O. Box 29217
                                       Shawnee Mission, Kansas
                                           66201-9217
                                       (913) 236-2000
                                       (800) 366-5465

United Municipal Bond Fund, Inc.
Class Y Shares
PROSPECTUS
January 31, 1999

You can get more information about the Fund in--

o its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below or through certain third parties through which shares of the Fund may be purchased.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

                              The Fund's SEC file number is:  811-2657.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465

printed on recycled paper                                        NUP2008-Y(1-99)

                                                                        11/20/98
                                                                         4:14 PM




                        UNITED MUNICIPAL BOND FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                (913) 236-2000
                                (800) 366-5465


                                January 31, 1999



                       STATEMENT OF ADDITIONAL INFORMATION



      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Municipal Bond Fund, Inc. (the "Fund"), dated January 31, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                                TABLE OF CONTENTS


      Performance Information .......................................  2

      Investment Srategies Policies and Practices....................  4

      Investment Management and Other Services ...................... 32

      Purchase, Redemption and Pricing of Shares .................... 38

      Directors and Officers ........................................ 49

      Payments to Shareholders ...................................... 56

      Taxes ......................................................... 57

      Portfolio Transactions and Brokerage .......................... 62

      Other Information ............................................. 63

      Appendix A .................................................... 65

      Financial Statements ..........................................

      United Municipal Bond Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 29, 1976.



                             PERFORMANCE INFORMATION

      Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return


      Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:


              n
      P(1 + T)  =       ERV

     Where :  P =       $1,000 initial payment
              T =       Average annual total return
              n =       Number of years
            ERV         = Ending redeemable value of the $1,000 investment for
                        the periods shown.

      Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


      The average annual total return quotations for Class A shares as of September 30, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:


                                                          With      Without
                                                       Sales Load  Sales Load
                                                        Deducted    Deducted
                                                        --------    --------


One-year period from October 1, 1997 to
   September 30, 1998:                                     4.05%       8.67%

Five-year period from October 1, 1993 to
   September 30, 1998:                                     5.57%       6.49%

Ten-year period from October 1, 1988 to
   September 30, 1998:                                     8.39%       8.86%


      Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

      The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Yield



      Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:


                                6
      Yield = 2 ((((a - b)/cd)+1)- 1)

Where with respect to a particular class of the Fund:
         a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursements).
         c =   the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
         d =   the maximum offering price per share of the class on the last day of the period.


      The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1998, the date of the most recent balance sheet included in this SAI, is 4.15%.

      The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt.


      The tax-equivalent yield computed according to the formula for the 30-day period ended on September 30, 1998, the date of the most recent balance sheet included in this SAI, is %, %, %, % and % for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.


      Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings



      Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


      All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.



                INVESTMENT STRATEGIES, POLICIES AND PRACTICES

      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager,

Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

      WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.


   Municipal Bonds


      Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. For "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.


      A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"). The Fund may purchase IDBs only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities for business and manufacturing, sports and pollution control. IDBs are also used to finance public facilities such as airports and mass transit systems. The credit quality of IDBs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs.


      Municipal leases and participation interests therein are another type of municipal bond (collectively, "Lease Obligations"). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations, (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (iii) the willingness of dealers to undertake to make a market in the securities, (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (vi) the credit quality of the issuer and the lessee, and
(vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

      The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. See "Asset-Backed Securities." While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.


      WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (i.e., that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.



      Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

      Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

      Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

      While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. See Appendix A for a description of bond ratings.

      Now or in the future, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("MIS") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS now rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. Municipal bonds purchased by the Fund comply with the 80% requirement discussed in the Prospectus if they are within the top four rating designations of S&P or MIS for the type of municipal bond in question. Credit ratings for individual securities may change from time to time, and the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

   Bonds Backed by Generating Plants Revenue

      From time to time the Fund may have varying but substantial portions of its assets invested in municipal bonds of Public Power Agencies and in Pollution Control Revenue Bonds which are IDBs. The interest on both types of bonds is paid by revenues from generating plants. The Fund may invest any portion of its assets in these bonds, and it is expected that there may be times, depending on economic conditions in the industry or the relative attractiveness of other municipal bonds, when more than 25% of its assets will be so invested.

      Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

   When-Issued and Delayed-Delivery Transactions

      The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the bonds take place at a future date. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations.

No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.


      Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

   Limited Investment in Other Debt Securities

      All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). The Fund may invest in taxable obligations only if, after any such investment, not more than 10% of its assets would consist of taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by S&P or MIS. See Appendix A for a description of these ratings.

   Defensive Strategies and Temporary Investments


      To shorten the average maturity its portfolio, the Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase.


      Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 10% limitation on taxable obligations described in the Prospectus) during normal market conditions is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

      Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

   U.S. Government Securities


      U.S. Government Securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed Securities" and "Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.


   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


   Zero Coupon Securities


      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.


      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Treasury
Receipts) are examples of derivative zeros.

      The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Mortgage-Backed and Asset-Backed Securities


      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.


      The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity of the CMO class.


   Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Indexed Securities


      The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.


      Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Restricted Securities


      Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.


   Illiquid Investments


      The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) securities involved in swap, cap, collar and floor transactions; (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (v) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; (vi) non-government stripped fixed-rate mortgage-backed securities; and (vii) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


   Repurchase Agreements

      The Fund may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

      The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Fund's Board of Directors.

   Options, Futures and Other Strategies


      General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to (i) enhance income or yield, (ii) hedge the Fund's investments, or (iii) manage other risks of the Fund's investments that can affect fluctuation in its net asset value.


      Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the

Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes."

      In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


      Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked to market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.


      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.


      Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument.


The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on futures contracts can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      To the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions

(excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


      Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.


      Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.


      The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Borrowing

      The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

      Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (i) Make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other Financial Instruments; or purchase any real estate or interests in real estate investment trusts or any investment company securities;

     (ii) Lend money or other assets; the Fund may, however, buy debt securities and other obligations consistent with its goal and other investment policies and restrictions;

    (iii) Invest for the purpose of exercising control or management of other companies;

     (iv) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
            (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

      (v) Participate on a joint, or a joint and several basis, in any trading account in securities;

     (vi) Engage in the underwriting of securities, that is, the selling of securities for others;

    (vii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets; or

   (viii) Purchase securities of issuers in any one industry except for municipal bonds and U.S. Government Securities if more than 25% of the value of its assets would then be invested in issuers in that industry; or

     (ix) issue senior securities.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

      (i) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.

     (ii) The Fund does not intend to invest more than 5% of its assets in U.S. government securities.

    (iii) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.

     (iv) The Fund does not intend to purchase IDBs that finance facilities (other than utilities) of nongovernmental users if, as a result, more than 25% of its assets would be invested in issuers in any one industry.

      An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.



Portfolio Turnover


      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. For fiscal years 1998 and 1997 the portfolio turnover rates were 50.65% and 47.24%, respectively.



                   INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

      The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

      The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

      WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which Target/United Funds, Inc. is the underlying investment vehicle.



Shareholder Services

      Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Accounting Services

      Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Payments by the Fund for Management, Accounting and Shareholder Services

      Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.


      The management fees paid to WRIMCO for the fiscal years ended September 30, 1998, 1997 and 1996 were $4,183,289, $4,208,872 and $4,344,734, respectively.


      For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

      Under the Shareholder Servicing Agreement with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents, forms, printing and mailing costs, and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

      Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

            From $    0 to $   10              $      0
            From $   10 to $   25              $ 10,000
            From $   25 to $   50              $ 20,000
            From $   50 to $  100              $ 30,000
            From $  100 to $  200              $ 40,000
            From $  200 to $  350              $ 50,000
            From $  350 to $  550              $ 60,000
            From $  550 to $  750              $ 70,000
            From $  750 to $1,000              $ 85,000
                 $1,000 and Over               $100,000

      The fees paid to the Agent for accounting services for the fiscal years ended September 30, 1998, 1997 and 1996 were $86,250, $86,250 and $90,000, respectively.


      Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.


      Waddell & Reed. Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $1,153,458, $900,465 and $1,203,218, respectively.
The amounts retained by Waddell & Reed, Inc. for each period were $489,470, $389,479 and $523,700, respectively.

      No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

      The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

      Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.


      Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

      Service fees and distribution fees in the amount of $1,900,103 and $10,307, respectively, were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1998. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.


      The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit the Fund and its Class A shareholders through Waddell & Reed, Inc.'s activities not only to distribute the Class A shares of the Fund but also to provide personal services to Class A shareholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Class A shareholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a Class A shareholder's share of Fund and Class A expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of Class A shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Class A shareholders.



The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

      Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services


      The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.


Year 2000 Issue

      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." WRIMCO is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund.


                  PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

      The net asset value of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.


      Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of September 30, 1998 was as follows:

      Netasset value per Class A share (Class A net assets divided by Class A shares
         outstanding) ......................................    $7.63
      Add:  selling commission (4.25% of offering
         price) ............................................      .34
                                                                 -----
      Maximum offering price per Class A share (Class A net asset value divided
         by 95.75%).........................................    $7.97
                                                                 =====

      The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

      The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

      The Board of Directors has decided to use the prices provided by an independent pricing service to value municipal bonds. The Board of Directors believes that such a service does quote the securities' fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

      Short-term debt securities are valued at amortized cost, which approximates market. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

      Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.


Minimum Initial and Subsequent Investments

      For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

      For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares Only)

   Account Grouping

      Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other retirement plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in other funds in the United Group.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.    Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;


6. Purchases by that individual or his or her spouse for his or her IRA, salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

      Examples:

      A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

      B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

      C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

      D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

      Account grouping as described above is available under the following circumstances.

   One-time Purchases

      A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

 Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

   Rights of Accumulation

      If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

 Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

      In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

      If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

   Statement of Intention

      The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of

Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

      In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

 Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA account for his child and the Class A shares held in the account have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.

      A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

      The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

      If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

      A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

      With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

   Other Funds in the United Group


      Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

      As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.


Reasons for Differences in Public Offering Price of Class A Shares

      As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

      The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Redemptions

      The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Flexible Withdrawal Service for Class A Shareholders

      If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available from Waddell & Reed, Inc.

      To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

      You can choose to have your shares redeemed to receive:

      1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

      2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

      3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

      Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

      If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

      The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

      You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

   Class A Share Exchanges

      You may decide you would rather own Class A shares of one or more of the other funds in the United Group rather than Class A shares of the Fund. An exchange of Class A shares of the Fund may be made only if you have held the shares for at least six months unless the exchange is for Class A shares of United Government Securities Fund, Inc. or United Municipal High Income Fund, Inc. or unless the Class A shares of the Fund were acquired by dividends or distributions paid in shares, in which cases there is no holding period. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

      Fund shares may be received in exchange for Class A shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.

      Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

      You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

   Class Y Share Exchanges

      Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group or Class A shares of United Cash Management, Inc.

   General Exchange Information

      When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

      These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.



Reinvestment Privilege

      The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


Mandatory Redemption of Certain Small Accounts

      The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS

      The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

      The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.


KEITH A. TUCKER*
      Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Development, Inc., a business development company, and Waddell & Reed Distributors, Inc.; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.; formerly, Director of Vesta Insurance Group, Inc.; formerly, Director of Southwestern Life Corporation. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
      President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California  94025
      President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
      First Lady of Kansas. Daughter of Ronald K. Richey, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
      General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
      Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
      President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; President of Waddell & Reed Development, Inc., a business development company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
      Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Director of Waddell & Reed Development, Inc., a business development company. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company.
Date of birth:  December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
      Retired. Formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
      Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
      Chancellor, University of Missouri-Kansas City.  Date of birth:
January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
      Retired.  Date of birth:  August 7, 1935.

Theodore W. Howard
      Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


John M. Holliday

      Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.


      The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


      The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.

      The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S.

Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

      The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

      During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                    Total
                                Aggregate       Compensation
                              Compensation        From Fund
                                  From            and Fund
Director                          Fund            Complex*
--------                      ------------      ------------
Robert L. Hechler                $    0           $     0
Henry J. Herrmann                     0                 0
Keith A Tucker                        0                 0
James M. Concannon                2,588            56,000
John A. Dillingham                2,588            56,000
David P. Gardner                      0                 0
Linda K. Graves                   2,588            56,000
Joseph Harroz, Jr.                    0                 0
John F. Hayes                     2,588            56,000
Glendon E. Johnson                2,539            55,000
William T. Morgan                 2,588            56,000
Ronald C. Reimer                      0                 0
Frank J. Ross, Jr.                2,588            56,000
Eleanor B. Schwartz               2,588            56,000
Frederick Vogel III               2,588            56,000



*No pension or retirement benefits have been accrued as a part of Fund expenses.


      Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.



Shareholdings


      As of November 30, 1998, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.



                            PAYMENTS TO SHAREHOLDERS


General

      There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.


      The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.



Choices You Have on Your Dividends and Distributions

      On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

      Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES


      The Fund has qualified for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.


      Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

      Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Options and Futures Contracts

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

      Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.


      Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.


      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section

1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

      If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



Zero Coupon Securities

      The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities, and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net income excludable from gross income under section 103(a), including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most of the accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated price is available through combined orders.

      To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

      Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or
(iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.



      The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.


      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.


      Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.


      The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


The Shares of the Fund

      The Fund offers two classes of shares: Class A and Class Y. Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

      The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

      Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      A brief description of the applicable S&P rating symbols and their meanings follow:

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF MUNICIPAL NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

--Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

      The note rating symbols and definitions are as follows:

      SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
      SP-3 Speculative capacity to pay principal and interest.

      Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

      MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS
ALASKA - 3.22%
  City of Valdez, Alaska, Marine
    Terminal Revenue Refunding Bonds
    (BP Pipelines (Alaska) Inc. Project),
    Series 1993A,
    5.85%, 8-1-2025 ...............................     $28,650      $ 30,046,687
  Alaska Housing Finance Corporation,
    Housing Development Bonds, 1997
    Series B (AMT),
    5.8%, 12-1-2029 ...............................       2,000         2,075,000
    Total .........................................                    32,121,687

ARKANSAS - 0.32%
  Arkansas Development Finance Authority,
    Single Family Mortgage Revenue Bonds
    (Access Program), 1995 Series F (AMT),
    7.45%, 1-1-2027 ...............................       1,690         1,897,025
  City of Gurdon, Arkansas, Pollution Control
    Revenue Refunding Bonds,
    1998 Series A (Non-AMT),
    5.375%, 3-1-2020 ..............................       1,250         1,290,625
    Total .........................................                     3,187,650

CALIFORNIA - 9.83%
  California Statewide Communities Development
    Authority:
    Special Facilities Lease Revenue Bonds,
    1997 Series A (United Air Lines, Inc.-San
    Francisco International Airport Projects),
    5.7%, 10-1-2033 ...............................      20,900        21,762,125
    Hospital Revenue Certificates
    of Participation, Series 1992,
    Cedars-Sinai Medical Center,
    6.5%, 8-1-2012 ................................       5,200         6,084,000
    Hospital Refunding Revenue Certificates of
    Participation, Series 1993,
    Cedars-Sinai Medical Center,
    Inverse Floating Rate Securities (INFLOS),
    7.068%, 11-1-2015 (A) .........................       3,300         3,460,875


                See Notes to Schedule of Investments on page .

                                       71

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
  East Bay Municipal Utility District,
    Wastewater System Subordinated Revenue
    Refunding Bonds, Series 1993B-2 (YCNs):
    6.72%, 6-1-2013 (A) ...........................       8,450      $  9,622,438
    6.82%, 6-1-2020 (A) ...........................       7,250         8,056,562
  Transmission Agency of Northern California,
    California-Oregon Transmission Project
    Revenue Bonds, 1990 Series A,
    7.0%, 5-1-2013 ................................      12,000        15,240,000
  Southern California Public Power Authority:
    Multiple Project Revenue Bonds, 1989 Series,
    6.75%, 7-1-2012 ...............................       3,455         4,271,244
    Mead-Adelanto Project Revenue Bonds,
    1994 Series A, Linked Inverse Floating
    Rate Security,
    5.15%, 7-1-2015 ...............................       2,800         2,971,500
    Mead-Phoenix Project Revenue Bonds,
    1994 Series A, Linked Inverse Floating
    Rate Security,
    5.15%, 7-1-2015 ...............................       2,600         2,759,250
  County of San Bernardino, California,
    Certificates of Participation (1992 Justice
    Center/Airport Improvements Refunding
    Project), Inland Empire Public Facilities
    Corporation, Short/RITES Certificates,
    6.85%, 7-1-2016 (B) ...........................       9,500         9,986,875
  California Rural Home Mortgage Finance
    Authority, Single Family Mortgage
    Revenue Bonds (Mortgage-Backed Securities
    Program):
    1998 Series A,
    5.75%, 12-1-2029 ..............................       3,500         3,928,750
    1997 Series C,
    6.75%, 3-1-2029 ...............................       2,050         2,372,875
    1998 Series B,
    5.75%, 12-1-2029 ..............................       2,000         2,235,000


                See Notes to Schedule of Investments on page .

                                       72

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998
                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
  Delta Counties Home Mortgage Finance Authority,
    Single Family Mortgage Revenue Bonds
    (Mortgage-Backed Securities Program),
    1998 Series A,
    5.2%, 12-1-2014 ...............................     $ 3,110      $  3,199,412
  Intermodal Container Transfer Facility,
    Joint Powers Authority, Intermodal
    Container Transfer Facility Refunding
    Revenue Bonds, 1989 Series A,
    7.7%, 11-1-2014 ...............................       2,000         2,072,500
    Total .........................................                    98,023,406

COLORADO - 5.36%
  City and County of Denver, Colorado,
    Airport System Revenue Bonds:
    Series 1991D,
    7.75%, 11-15-2013 .............................      11,905        15,268,163
    Series 1992B,
    7.25%, 11-15-2023 .............................      11,990        13,353,862
  Colorado Housing and Finance Authority:
    Single Family Program Senior and Subordinate
    Bonds:
    1996 Series B-1,
    7.65%, 11-1-2026 ..............................       2,750         3,114,375
    1997 Series C-2,
    6.875%, 11-1-2028 .............................       2,500         2,809,375
    1997 Series A-2,
    7.25%, 5-1-2027 ...............................       2,000         2,297,500
    1996 Series C-1,
    7.55%, 11-1-2027 ..............................       1,580         1,797,250
    1998 Series A-3,
    6.5%, 5-1-2016 ................................       1,000         1,115,000
    Single Family Program Senior Bonds:
    1996 Series A-1,
    7.4%, 11-1-2027 ...............................       3,735         4,192,538
    1995 Series D-1,
    7.375%, 6-1-2026 ..............................          75            83,812
  Colorado Student Obligation Bond Authority,
    Student Loan Asset-Backed Obligations,
    Senior Subordinate, 1995 Series II-B,
    6.2%, 12-1-2008 ...............................       8,000         8,410,000


                See Notes to Schedule of Investments on page .

                                       73

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
COLORADO (Continued)
  Highlands Ranch Metropolitan District No. 3,
    Douglas County, Colorado,
    General Obligation Bonds, Series 1998A,
    5.125%, 12-1-2012 .............................     $ 1,000      $  1,023,750
    Total .........................................                    53,465,625

CONNECTICUT - 2.41%
  Eastern Connecticut Resource Recovery
    Authority, Solid Waste Revenue Bonds
    (Wheelabrator Lisbon Project),
    Series 1993A,
    5.5%, 1-1-2014 ................................      13,750        13,990,625
  Bristol Resource Recovery Facility,
    Operating Committee, Solid Waste Revenue
    Refunding Bonds (Ogden Martin Systems of
    Bristol, Inc. Project--1995 Series),
    6.5%, 7-1-2014 ................................       7,000         7,805,000
  Connecticut Development Authority, Water
    Facilities Revenue Bonds (Bridgeport
    Hydraulic Company Project-1995 Series),
    6.15%, 4-1-2035 ...............................       2,000         2,200,000
    Total .........................................                    23,995,625

FLORIDA - 1.56%
  Escambia County, Florida, Pollution Control
    Revenue Bonds (Champion International
    Corporation Project), Series 1996,
    6.4%, 9-1-2030 ................................       6,200         6,796,750
  Pasco County, Florida, Solid Waste Disposal
    and Resource Recovery System, Revenue
    Bonds, Series 1998 (AMT),
    6.0%, 4-1-2011 ................................       4,930         5,583,225
  Housing Finance Authority of Lee County, Florida,
    Single Family Mortgage Revenue Bonds,
    Series 1998A, Subseries 6,
    6.45%, 3-1-2031 ...............................       2,800         3,136,000
    Total .........................................                    15,515,975

GEORGIA - 3.05%
  Municipal Electric Authority of Georgia:
    Project One Special Obligation Bonds,
    Fifth Crossover Series,
    6.4%, 1-1-2013 ................................      15,500        18,464,375
    General Power Revenue Bonds,
    1992B Series,
    8.25%, 1-1-2011 ...............................       8,700        11,908,125
    Total .........................................                    30,372,500

                See Notes to Schedule of Investments on page .

                                       74

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
HAWAII - 2.45%
  State of Hawaii, Airports System Revenue
    Bonds, Second Series of 1991,
    6.9%, 7-1-2012 ................................     $20,195      $ 24,435,950

IDAHO - 0.75%
  Idaho Health Facilities Authority, Hospital
    Revenue Refunding Bonds, Series 1992
    (IHC Hospitals, Inc.), Indexed Inverse
    Floating Rate Securities,
    8.25%, 2-15-2021 (A) ..........................       6,000         7,470,000

ILLINOIS - 1.72% City of Chicago:
    Collateralized Single Family Mortgage Revenue Bonds:
    Series 1998C-1,
    6.3%, 9-1-2029 ................................       4,000         4,380,000
    Series 1998A-1,
    6.45%, 9-1-2029 ...............................       2,500         2,768,750
    Series 1997-B,
    6.95%, 9-1-2028 ...............................       1,890         2,142,788
    Chicago-O'Hare International Airport, General Airport
    Revenue Refunding Bonds, 1993 Series A,
    5.0%, 1-1-2012 ................................       3,000         3,116,250
  Illinois Health Facilities Authority,
    Revenue Bonds, Series 1997 (Victory
    Health Services),
    5.375%, 8-15-2016 .............................       3,000         3,048,750
  City of Peoria, City of Moline and City
    of Freeport, Illinois, Collateralized
    Single Family Mortgage Revenue Bonds,
    Series 1995-A,
    7.6%, 4-1-2027 ................................       1,490         1,679,975
    Total .........................................                    17,136,513

INDIANA - 6.04%
  Indianapolis Airport Authority,
    Special Facility Revenue Bonds, Series 1995 A
    (United Air Lines, Inc., Indianapolis
    Maintenance Center Project),
    6.5%, 11-15-2031 ..............................      18,850        20,546,500


                See Notes to Schedule of Investments on page .

                                       75

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
INDIANA (Continued)
  Indiana State Office Building Commission,
    Capitol Complex Revenue Bonds:
    Series 1990B (State Office Building
    I Facility),
    7.4%, 7-1-2015 ................................     $ 8,000      $ 10,470,000
    Series 1990A (Senate Avenue Parking Facility),
    7.4%, 7-1-2015 ................................       4,775         6,249,281
  Indiana Transportation Finance Authority,
    Highway Revenue Bonds, Series 1990A,
    7.25%, 6-1-2015 ...............................       9,000        11,643,750
  East Chicago Elementary School Building
    Corporation (Lake County, Indiana), First
    Mortgage Refunding Bonds, Series 1996,
    6.25%, 1-5-2016 ...............................       7,655         8,908,506
  Indiana Health Facility Financing Authority,
    Hospital Revenue Refunding Bonds, Series 1992
    (The Methodist Hospitals, Inc.),
    6.75%, 9-15-2009 ..............................       2,200         2,403,500
    Total .........................................                    60,221,537

KANSAS - 1.43%
  Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage
    Revenue Bonds (Mortgage-Backed Securities Program):
    1998 Series A-1 (AMT),
    5.5%, 12-1-2022 ...............................       8,000         8,830,000
    1997 Series A-1 (AMT),
    5.5%, 6-1-2029 ................................       4,775         5,449,469
    Total .........................................                    14,279,469

KENTUCKY - 0.47%
  Kentucky Economic Development Finance
    Authority, Hospital Revenue Bonds,
    Baptist Healthcare System Issue,
    Series 1994,
    5.0%, 8-15-2015 ...............................       4,650         4,702,313


                See Notes to Schedule of Investments on page .

                                       76

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998
                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
LOUISIANA - 2.73%
  Louisiana Public Facilities Authority:
    Hospital Revenue and Refunding Bonds:
    St. Francis Medical Center Project,
    Residual Interest Bonds (RIBS), Series 1994C,
    6.797%, 7-22-2024 (A) .........................     $ 7,150      $  8,374,437
    Pendleton Memorial Methodist Hospital
    Project, Series 1998,
    5.25%, 6-1-2017 ...............................       2,000         1,950,000
    Hospital Revenue Bonds,
    Franciscan Missionaries of Our Lady Health
    System Project, Series 1998C,
    5.0%, 7-1-2019 ................................       2,250         2,252,813
  Parish of Jefferson Home Mortgage Authority,
    Tax-Exempt Agency Mortgage-Backed
    Securities, Series 1994A,
    7.55%, 12-1-2026 ..............................       5,495         6,923,700
  City of Shreveport, State of Louisiana,
    Airport System PFC Revenue Bonds, Series
    1997B (AMT-Subject),
    5.0%, 1-1-2015 ................................       3,165         3,192,694
  Parish of East Baton Rouge, State of
    Louisiana, Refunding Revenue Bonds
    (Georgia-Pacific Corporation Project),
    Series 1998,
    5.35%, 9-1-2011 ...............................       3,000         3,037,500
  Parish of Webster, Louisiana, Pollution
    Control Revenue Refunding Bonds,
    1998 Series B (non-AMT),
    5.2%, 3-1-2013 ................................       1,435         1,490,606
    Total .........................................                    27,221,750

MASSACHUSETTS - 1.56%
  Massachusetts Housing Finance Agency,
    Single Family Housing Revenue Bonds,
    Series 57 (AMT),
    5.6%, 6-1-2030 ................................       5,000         5,168,750
  Massachusetts Port Authority, Revenue
    Refunding Bonds, Series 1998-B (AMT),
    5.0%, 7-1-2016 ................................       3,560         3,577,800
  Massachusetts Municipal Wholesale Electric
    Company, A Public Corporation of the
    Commonwealth of Massachusetts, Power
    Supply System Revenue Bonds, 1993 Series A,
    Inverse Floating Rate Security (INFLOS),
    6.966%, 7-1-2018 (A) ..........................       2,500         2,734,375


                See Notes to Schedule of Investments on page .

                                       77

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
  Massachusetts State College Building
    Authority, Project and Refunding
    Revenue Bonds, Senior Series 1994-A,
    7.5%, 5-1-2014 ................................     $ 1,750      $  2,316,562
  Boston Water and Sewer Commission,
    General Revenue Bonds, 1992 Series A
    (Senior Series),
    5.75%, 11-1-2013 ..............................       1,575         1,767,937
    Total .........................................                    15,565,424

MICHIGAN - 3.06%
  City of Detroit, Michigan, Sewage Disposal
    System Revenue and Revenue Refunding Bonds,
    Series 1993-A, Inverse Floating Rate Security
    (INFLOS),
    7.618%, 7-1-2023 (A) ..........................      11,200        12,656,000
  Michigan Strategic Fund, Limited Obligation
    Refunding Revenue Bonds (The Detroit Edison
    Company Pollution Control Bonds Project),
    Collateralized Series 1991 AA,
    6.95%, 5-1-2011 ...............................       8,000        10,030,000
  Michigan State Hospital Finance Authority:
    Hospital Revenue and Refunding Bonds
    (Bay Medical Center), Series 1997A,
    5.375%, 7-1-2011 ..............................       2,190         2,332,350
    Hospital Revenue Bonds (The Detroit Medical
    Center Obligated Group), Series 1998A,
    5.125%, 8-15-2018 .............................       2,000         1,967,500
  Charter County of Wayne, Michigan, Detroit
    Metropolitan Wayne County Airport, Airport
    Revenue Bonds:
    Series 1998A,
    5.0%, 12-1-2019 ...............................       2,000         2,002,500
    Subordinate Lien, Series 1993B,
    5.25%, 12-1-2013 ..............................       1,500         1,550,625
    Total .........................................                    30,538,975

MINNESOTA - 0.75%
  City of Rochester, Minnesota, Health
    Care Facilities Revenue Bonds (Mayo
    Foundation/Mayo Medical Center),
    Series 1992D, Floating Inverse
    Rate Securities (FIRS),
    7.4%, 11-15-2009 (A) ..........................       4,500         5,377,500


                See Notes to Schedule of Investments on page .

                                       78

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
MINNESOTA (Continued)
  HealthSystem Minnesota, The Healthcare
    Network, City of St. Louis Park,
    Minnesota, Health Care Facilities Revenue
    Bonds (HealthSystem Minnesota Obligated
    Group), Series 1993,
    Relinked Inverse Floater,
    5.1%, 7-1-2013 (A).............................     $ 2,000      $  2,052,500
    Total .........................................                     7,430,000

MISSISSIPPI - 2.27%
  Lowndes County, Mississippi, Solid Waste
    Disposal and Pollution Control
    Refunding Revenue Bonds (Weyerhaeuser
    Company Project), Series 1992B, Indexed
    Inverse Floating/Fixed Term Bonds,
    8.25%, 4-1-2022 (A) ...........................      11,000        13,598,750
  Mississippi Higher Education Assistance
    Corporation, Student Loan Revenue Bonds,
    Subordinate Series 1996-C:
    6.75%, 9-1-2014 ...............................       5,500         5,802,500
    6.7%, 9-1-2012 ................................       1,470         1,550,850
  Mississippi Home Corporation, Single Family
    Mortgage Revenue Bonds, Series 1996F (AMT),
    7.55%, 12-1-2027 ..............................       1,490         1,700,462
    Total .........................................                    22,652,562

MISSOURI - 3.26%
  Missouri Housing Development Commission,
    Single Family Mortgage Revenue Bonds
    (Homeownership Loan Program):
    1995 Series C,
    7.25%, 9-1-2026 ...............................       2,985         3,373,050
    1997 Series C-1 (Non-AMT),
    6.55%, 9-1-2028 ...............................       1,980         2,217,600
    1996 Series C,
    7.45%, 9-1-2027 ...............................       1,570         1,813,350
    1998 Series D-2 (AMT),
    6.3%, 3-1-2029 ................................       1,150         1,275,063
    1998 Series B-2 (AMT),
    6.4%, 3-1-2029 ................................       1,000         1,101,250
    1997 Series A-2,
    7.3%, 3-1-2028 ................................         925         1,063,750


                See Notes to Schedule of Investments on page .

                                       79

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
  Health and Educational Facilities Authority
    of the State of Missouri, Health Facilities
    Revenue Bonds:
    BJC Health System, Series 1994A,
    6.75%, 5-15-2012 ..............................     $ 4,000      $  4,845,000
    Freeman Health System Project, ....Series 1998,
    5.25%, 2-15-2018 ..............................       2,460         2,484,600
    Lake of the Ozarks General Hospital, Inc.,
    Series 1998,
    5.1%, 2-15-2018 ...............................       2,220         2,242,200
  Health Facilities Revenue Bonds
    (Barnes-Jewish, Inc./Christian Health
    Services), Series 1993A:
    6.0%, 5-15-2011 ...............................       3,000         3,393,750
    5.25%, 5-15-2014 ..............................       2,900         3,070,375
  Poplar Bluff, Missouri, Public Building Corporation,
    Leasehold Refunding and Improvement Revenue Bonds
    (Poplar Bluff, Missouri), Series 1998,
    5.1%, 9-1-2018 ................................       2,000         2,027,500
  City of Fenton, Missouri, Public Facilties
    Authority, Leasehold Revenue Bonds,
    Series 1997 (City of Fenton, Missouri,
    Lessee),
    5.25%, 1-1-2018 ...............................       2,000         2,022,500
  Missouri Higher Education Loan Authority
    (A Public Instrumentality and Body
    Corporate and Politic of the State of
    Missouri), Student Loan Revenue Bonds,
    Subordinate Series 1994A,
    5.45%, 2-15-2009 ..............................       1,500         1,522,500
    Total .........................................                    32,452,488

NEBRASKA - 1.61%
  Nebraska Higher Education Loan Program, Inc.,
    1993-2 Series A-6 Junior Subordinate Bonds,
    6.4%, 6-1-2013 ................................      14,500        16,004,375

NEVADA - 0.32%
  Nevada Housing Division, Single Family
    Mortgage Bonds:
    1998 Series A-1 Mezzanine Bonds,
    5.35%, 4-1-2016 ...............................       2,050         2,083,313
    1996 Series C Subordinate Bonds,
    6.35%, 4-1-2009 ...............................         985         1,063,800
    Total .........................................                     3,147,113


                See Notes to Schedule of Investments on page .

                                       80

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998
                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
NEW JERSEY - 0.75%
  The Hudson County Improvement Authority,
    Essential Purpose Pooled Governmental
    Loan Program Bonds, Series 1986,
    7.6%, 8-1-2025 ................................     $ 5,080      $  5,492,750
  The Union County Utilities Authority
    (Union County, New Jersey), Solid Waste
    Facility Senior Lease Revenue Bonds
    (Ogden Martin Systems of Union, Inc.
    Lessee - Series 1998 A),
    5.0%, 6-1-2015 ................................       2,000         2,030,000
    Total .........................................                     7,522,750

NEW MEXICO - 3.19%
  New Mexico Educational Assistance Foundation:
    Student Loan Program Bonds:
    First Subordinate 1995 Series A-2:
    5.95%, 11-1-2007 ..............................       2,740      $  2,873,575
    5.85%, 11-1-2006 ..............................       1,575         1,645,875
    Second Subordinate 1996 Series A-3,
    6.75%, 11-1-2008 ..............................       2,175         2,373,469
    First Subordinate 1996 Series A-2,
    6.2%, 11-1-2008 ...............................       2,210         2,323,262
    Second Subordinate 1995 Series A-3,
    6.6%, 11-1-2010 ...............................       1,415         1,469,831
    Student Loan Purchase Bonds,
    Senior 1995 Series IV-A1 (AMT),
    7.05%, 3-1-2010 ...............................       5,310         5,761,350
  City of Albuquerque, New Mexico, Governmental Purpose
    Airport Refunding Revenue Bonds, Series 1989,
    6.5%, 7-1-2019 ................................      15,350        15,350,000
    Total .........................................                    31,797,362

NEW YORK - 6.48%
    Mental Health Services ..Facilities Improvement
    Revenue Bonds, 1993 Series F Refunding,
    5.375%, 2-15-2014 .............................      12,000        12,465,000
  New York State Medical Care Facilities Finance Agency:
    Hospital Insured Mortgage Revenue Bonds,
    1994 Series A Refunding,
    5.25%, 8-15-2014 ..............................      10,000        10,362,500


                See Notes to Schedule of Investments on page .

                                       81

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
  Dormitory Authority of the State of New York:
    City University System Consolidated Revenue
    Bonds, Series 1993F,
    5.0%, 7-1-2014 ................................     $ 9,700      $  9,748,500
    City University System Consolidated Third General
    Resolution Revenue Bonds, 1998 Series 1,
    5.0%, 7-1-2016 ................................       3,000         3,048,750
    State University Educational Facilities,
    Revenue Bonds, Series 1990B,
    7.5%, 5-15-2011 ...............................       2,000         2,490,000
    Department of Health of the State of
    New York, Revenue Bonds, Series 1996,
    5.5%, 7-1-2010 ................................       2,000         2,152,500
    Nyack Hospital, Revenue Bonds, Series 1996,
    6.25%, 7-1-2013 ...............................       1,000         1,096,250
  The City of New York, General Obligation Bonds:
    Fiscal 1997 Series H,
    6.125%, 8-1-2025 ..............................       5,730         6,303,000
    Fiscal 1994 Series C, Inverse Floaters,
    20.36%, 9-30-2003 (C) .........................       3,250         5,074,063
  Housing New York Corporation, Senior
    Revenue Refunding Bonds, Series 1993,
    5.0%, 11-1-2013 ...............................       6,600         6,616,500
  New York State Urban Development Corporation:
    Correctional Capital Facilities Revenue Bonds,
    1993A Refunding Series,
    5.25%, 1-1-2014 ...............................       3,000         3,240,000
    Correctional Facilities Service Contract
    Revenue Bonds, Series A,
    5.0%, 1-1-2013 ................................       2,000         2,035,000
    Total .........................................                    64,632,063

NORTH CAROLINA - 1.78%
  North Carolina Medical Care Commission,
    Hospital Revenue Bonds:
    Rex Healthcare, Series 1998,
    5.0%, 6-1-2017 ................................       7,850         7,928,500
    Gaston Health Care, Series 1998,
    5.0%, 2-15-2019 ...............................       2,500         2,478,125
    Halifax Regional Medical Center, Series 1998,
    5.0%, 8-15-2018 ...............................       2,170         2,102,187
  Columbus County Industrial (The),
    Facilities and Pollution Control Financing
    Authority (North Carolina),  Environmental
    Improvement Revenue Bonds, 1996 Series A,
    5.85%, 12-1-2020 ..............................       5,000         5,250,000
    Total .........................................                    17,758,812


                See Notes to Schedule of Investments on page .

                                       82

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
NORTH DAKOTA - 0.71%
  City of Fargo, North Dakota, Health System
    Revenue Bonds (Meritcare Obligated Group),
    Series 1996A,
    5.55%, 6-1-2016 ...............................       5,350       $ 5,711,125
  State of North Dakota, North Dakota Housing
    Finance Agency, Housing Finance Program Bonds,
    Home Mortgage Finance Program, 1998 Series A,
    5.25%, 7-1-2018 ...............................       1,390         1,412,588
    Total .........................................                     7,123,713

OHIO - 0.62%
  County of Erie, Ohio, Franciscan Services
    Corporation, Revenue Refunding Bonds,
    Series 1993 A (Providence Hospital, Inc.),
    6.0%, 1-1-2013 ................................       4,000         4,255,000
  City of Moraine, Ohio, Solid Waste
    Disposal Revenue Bonds (General Motors
    Corporation Project), Series 1994,
    6.75%, 7-1-2014 ...............................       1,550         1,904,562
    Total .........................................                     6,159,562

OKLAHOMA - 0.73%
  Oklahoma Housing Finance Agency, Single
    Family Mortgage Revenue Bonds
    (Homeownership Loan Program):
    1995 Series B, Subseries B-2 (AMT),
    7.625%, 9-1-2026 ..............................     $ 5,450         6,172,125
    1996 Series A,
    7.05%, 9-1-2026 ...............................       1,000         1,126,250
    Total .........................................                     7,298,375

OREGON - 0.27%
  State of Oregon, Housing and Community
    Services Department, Mortgage Revenue
    Bonds, Single-Family Mortgage Program:
    1992 Series B,
    6.875%, 7-1-2028 ..............................       2,500         2,678,125
    1992 Series C,
    5.5%, 7-1-2013 ................................          35            35,000
    Total .........................................                     2,713,125


                See Notes to Schedule of Investments on page .

                                       83

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
PENNSYLVANIA - 2.94%
  City of Philadelphia, Pennsylvania, Water
    and Wastewater Revenue Bonds, Series 1993,
    Inverse Rate Securities,
    7.23%, 6-15-2012 (A) ..........................     $11,750      $ 13,262,812
  Delaware Valley Regional Finance Authority
    (Bucks, Chester, Delaware and Montgomery Counties,
    Pennsylvania), Local Government Revenue Bonds,
    1997 Series B,
    5.6%, 7-1-2017 ................................       5,000         5,537,500
  County of Allegheny, Pennsylvania, Airport
    Revenue Refunding Bonds,
    Series 1997A-1 (AMT),
    5.75%, 1-1-2012 ...............................       4,000         4,455,000
  Delaware County Authority, Hospital Revenue
    Bonds, Series of 1992 (Riddle Memorial
    Hospital),
    6.5%, 1-1-2022 ................................       2,800         3,073,000
  Philadelphia Authority for Industrial Development,
    Philadelphia, Pennsylvania, Airport Revenue
    Bonds, Series 1998A (Philadelphia Airport
    System Project),
    5.0%, 7-1-2015 ................................       3,000         3,030,000
    Total .........................................                    29,358,312

PUERTO RICO - 1.27%
  Puerto Rico Public Buildings Authority,
    Public Education and Health Facilities,
    Refunding Bonds, Series M,
    5.7%, 7-1-2016 ................................      12,000        12,630,000

SOUTH CAROLINA - 1.80%
  South Carolina Jobs - Economic Development
    Authority, Hospital Revenue Refunding and
    Improvement Bonds (South Carolina Baptist
    Hospital), Series 1993D, Intermediate Longs,
    7.07%, 8-1-2021 ...............................      14,550        15,859,500
  Orangeburg County, South Carolina, Solid
    Waste Disposal Facilities Revenue Bonds
    (South Carolina Electric & Gas Company
    Project), Series 1994,
    5.7%, 11-1-2024 ...............................       2,000         2,082,500
    Total .........................................                    17,942,000


                See Notes to Schedule of Investments on page .

                                       84

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
TENNESSEE - 0.92%
  The Health and Educational Facilities Board
    of the Metropolitan Government of Nashville
    and Davidson County, Tennessee:
    Health Facility Revenue Refunding Bonds (Open
    Arms Developmental Centers Project), Series 1998,
    5.1%, 8-1-2016 ................................     $ 2,745      $  2,758,725
    Multi-Modal Interchangeable Rate, Health Facility
    Revenue Bonds (Richland Place, Inc. Project),
    Series 1993,
    5.5%, 5-1-2023 ................................       1,990         2,091,988
  Volunteer State Student Funding Corporation,
    Educational Loan Revenue Bonds,
    Junior Subordinate Series 1993C Bonds,
    5.85%, 12-1-2008 ..............................       2,700         2,757,375
  Memphis-Shelby County Airport Authority,
    Special Facilities Revenue Bonds,
    Refunding Series 1997 (Federal Express
    Corporation),
    5.35%, 9-1-2012 ...............................       1,500         1,580,625
    Total .........................................                     9,188,713

TEXAS - 4.84%
  AllianceAirport Authority, Inc.,
    Special Facilities Revenue Bonds,
    Series 1991 (American Airlines, Inc.
    Project),
    7.0%, 12-1-2011 ...............................      14,300        17,231,500
  Texas Department of Housing and Community
    Affairs, Single Family Mortgage Revenue
    Bonds:
    1997 Series A (AMT) TEAMS Structure,
    5.8%, 9-1-2029 ................................       5,000         5,225,000
    1997 Series D (AMT) TEAMS Structure:
    5.65%, 3-1-2029 ...............................       2,500         2,590,625
    5.7%, 9-1-2029 ................................       1,500         1,554,375
  Amarillo Health Facilities Corporation,
    Hospital Revenue Bonds (Baptist St. Anthony's
    Hospital Corporation Project), Series 1998,
    5.5%, 1-1-2015 ................................       6,320         6,880,900
  Lubbock Health Facilities Development
    Corporation, Hospital Revenue Bonds
    (Methodist Hospital, Lubbock, Texas
    Project), Series 1993B,
    6.75%, 12-1-2010 ..............................       5,000         6,125,000


                See Notes to Schedule of Investments on page .

                                       85

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
TEXAS (Continued)
  Gulf Coast Waste Disposal Authority,
    Multi-Modal Interchangeable Rate Revenue
    Bonds (Champion International Corporation
    Project), Series 1992A,
    6.875%, 12-1-2028 .............................     $ 3,220      $  3,570,175
  City of Houston, Texas, Airport System
    Special Facilities Revenue Bonds
    (Continental Airlines, Inc. Terminal
    Improvement Projects), Series 1997B,
    6.125%, 7-15-2017 .............................       2,850         2,981,813
  Midland County Hospital District, Hospital
    Revenue Refunding Bonds, Series 1997,
    5.375%, 6-1-2016 ..............................       2,000         2,072,500
    Total .........................................                    48,231,888

UTAH - 3.32%
  Intermountain Power Agency, Power Supply
    Revenue Refunding Bonds, 1993 Series A,
    Inverse Floating Rate Securities (INFLOS),
    7.266%, 7-1-2021 (A) ..........................      18,200        19,724,250
  Tooele County, Utah, Hazardous Waste Treatment
    Revenue Bonds (Union Pacific Corporation/
    USPCI, Inc. Project), Series A,
    5.7%, 11-1-2026 ...............................      13,200        13,365,000
    Total .........................................                    33,089,250

WASHINGTON - 8.77%
  Washington Public Power Supply System:
    Nuclear Project No. 3, Refunding Revenue Bonds:
    Series 1989B,
    7.125%, 7-1-2016 ..............................      20,750        26,119,063
    Series 1993C,
    6.77%, 7-1-2012 ...............................       7,000         7,621,250
    Nuclear Project No. 1, Refunding Revenue Bonds:
    Series 1997B:
    5.125%, 7-1-2013 ..............................      10,000        10,225,000
    5.125%, 7-1-2015 ..............................       5,000         5,131,250
    Series 1989B,
    7.125%, 7-1-2016 ..............................       8,200        10,321,750
    Series 1998A,
    5.0%, 7-1-2013 ................................       2,000         2,025,000
    Nuclear Project No. 2 Refunding Revenue
    Bonds, Series 1994A:
    Inverse Floating Rate Securities,
    7.47%, 7-1-2011 (A) ...........................       7,500         9,300,000
    Linked Inverse Floating Rate Securities,
    5.4%, 7-1-2012 ................................       5,000         5,400,000


                See Notes to Schedule of Investments on page .

                                       86

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                      Amount in
                                                      Thousands          Value
MUNICIPAL BONDS (Continued)
WASHINGTON (Continued)
  State of Washington, Various Purpose General
    Obligation Bonds, Series 1990A,
    6.75%, 2-1-2015 ...............................     $ 4,995      $  6,200,044
  Public Utility District No. 1 of Douglas
    County, Washington, Wells Hydroelectric
    Revenue Bonds, Series of 1965,
    3.7%, 9-1-2018 ................................       4,200         4,037,250
  Housing Authority of the City of Seattle,
    Low-Income Housing Assistance Revenue Bonds,
    1995 (GNMA Collateralized Mortgage
    Loan - Kin On Project),
    7.4%, 11-20-2036 ..............................         875         1,029,219
    Total .........................................                    87,409,826

WISCONSIN - 0.61%
  Wisconsin Public Power Incorporated SYSTEM (The),
    Power Supply System Revenue Bonds,
    Series 1993B-2, Yield Curve Notes (YCNs),
    6.95%, 7-1-2014 (A) ...........................       5,500         6,084,375

WEST VIRGINIA - 0.39%
  Braxton County, West Virginia, Solid Waste
    Disposal Revenue Bonds (Weyerhaeuser Company
    Project), Series 1995A,
    6.5%, 4-1-2025 ................................       3,500         3,863,125

TOTAL MUNICIPAL BONDS - 93.56%                                       $932,744,188
  (Cost: $850,689,274)

TOTAL SHORT-TERM SECURITIES - 3.19%                                  $ 31,791,313
  (Cost: $31,791,313)

TOTAL INVESTMENT SECURITIES - 96.75%                                 $964,535,501
  (Cost: $882,480,587)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.25%                      32,353,371

NET ASSETS - 100.00%                                                 $996,888,872


                See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED MUNICIPAL BOND FUND, INC.
SEPTEMBER 30, 1998

Notes to Schedule of Investments
(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.

(B) The interest rate is subject to change periodically and based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.

(C) The interest rate is subject to change periodically and based upon prevailing market rates with a leverage factor of three. The interest rate shown is the rate in effect at September 30, 1998.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
  Investment securities--at value
    (Notes 1 and 3) ........................................        $  964,536
  Receivables:
    Investment securities sold .............................            22,511
    Interest ...............................................            14,244
    Fund shares sold .......................................               544
  Prepaid insurance premium ................................                29
                                                                    ----------
      Total assets .........................................         1,001,864
                                                                    ----------
Liabilities
  Payable to Fund shareholders .............................             2,630
  Payable for investment securities purchased ..............             2,080
  Accrued service fee (Note 2) .............................               177
  Accrued transfer agency and dividend
    disbursing (Note 2) ....................................                60
  Accrued management fee (Note 2) ..........................                12
  Accrued accounting services fee (Note 2) .................                 7
  Distribution fee (Note 2) ................................                 1
  Due to custodian .........................................                 1
  Other  ..................................................                  7
                                                                    ----------
    Total liabilities ......................................             4,975
                                                                    ----------
        Total net assets ...................................        $  996,889
                                                                    ==========
Net Assets
  $1.00 par value capital stock, authorized --
    600,000; shares outstanding - 130,689
    Capital stock ..........................................        $  130,689
    Additional paid-in capital .............................           772,825
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income ...............................................             1,427
    Accumulated undistributed net realized gain on
      investment transactions ..............................             9,893
    Net unrealized appreciation in value of
      investments ..........................................            82,055
                                                                    ----------
      Net assets applicable to outstanding units
        of capital .........................................        $  996,889
                                                                    ==========
Net asset value per share (net assets divided by
  shares outstanding) ......................................             $7.63
                                                                         =====


                      See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
  Interest and amortization (Note 1B) .........................        $55,883
                                                                       -------
  Expenses (Note 2):
    Investment management fee .................................          4,183
    Service fee ...............................................          1,900
    Transfer agency and dividend disbursing ...................            670
    Accounting services fee ...................................             86
    Custodian fees ............................................             44
    Audit fees ................................................             20
    Distribution fees .........................................             10
    Legal fees ................................................              9
    Other .....................................................            157
                                                                       -------
      Total expenses ..........................................          7,079
                                                                       -------
        Net investment income .................................         48,804
                                                                       -------
Realized and Unrealized Gain on
  Investments (Notes 1 and 3)
  Realized net gain on securities .............................         20,753
  Realized net loss on put options purchased ..................         (4,234)
  Realized net gain on futures contracts closed ...............            422
                                                                       -------
    Net realized gain on investments ..........................         16,941
  Net unrealized appreciation in value of
    investments during the period .............................         16,492
                                                                       -------
      Net gain on investments .................................         33,433
                                                                       -------
        Net increase in net assets resulting
         from operations ......................................        $82,237
                                                                       =======


                      See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                        For the fiscal year
                                                         ended September 30,
                                                    -----------------------------
                                                        1998              1997
                                                    ------------      ------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment income......................        $ 48,804        $ 50,228
    Realized net gain on
      investments .............................          16,941           9,662
    Unrealized appreciation ...................          16,492          31,319
                                                       --------        --------
      Net increase in net assets
        resulting from operations .............          82,237          91,209
                                                       --------        --------
  Distributions to shareholders from(Note 1D):*
    Net investment income: ....................         (48,648)        (49,761)
    Realized gains on securities
      transactions: ...........................         (12,104)        (20,845)
                                                       --------        --------
                                                        (60,752)        (70,606)
                                                       --------        --------
  Capital share transactions:
    Proceeds from sale of shares:
      (41,023,912 and 69,698,111
      shares, respectively) ...................         307,508         511,770
    Proceeds from reinvestment of
      dividends and/or capital gains
      distribution: (6,763,886 and
      8,113,114 shares, respectively) .........          50,042          58,978
    Payments for shares redeemed:
      (50,159,643 and 80,867,185
      shares, respectively) ...................        (376,023)       (594,413)
                                                      ---------        --------
      Net decrease in net
        assets resulting from capital
        share transactions ....................         (18,473)        (23,665)
                                                      ---------        --------
        Total increase (decrease) .............           3,012          (3,062)
Net Assets
  Beginning of period .........................         993,877         996,939
                                                      ---------        --------
  End of period, including
    undistributed net investment
    income of $1,427 and
    $1,271, respectively ......................        $996,889        $993,877
                                                       ========        ========

                    *See "Financial Highlights" on page .

                      See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                               For the fiscal year ended
                                                    September 30,
                                     -----------------------------------------
                                      1998    1997     1996     1995     1994
                                     ------  ------   ------   ------   ------
Net asset value,
  beginning of period...             $7.47    $7.32    $7.25    $6.91    $7.83
                                     -----    -----    -----    -----    -----
Income from investment
  operations:
  Net investment
    income .............              0.37     0.38     0.39     0.39     0.38
  Net realized and
    unrealized gain
    (loss) on
    investments ........              0.25     0.30     0.12     0.38    (0.67)
                                     -----    -----    -----    -----    -----
Total from investment
  operations ...........              0.62     0.68     0.51     0.77    (0.29)
                                     -----    -----    -----    -----    -----
Less distributions:
  From net investment
    income .............             (0.37)   (0.37)   (0.39)   (0.39)   (0.38)
  From capital gains ...             (0.09)   (0.16)   (0.05)   (0.00)   (0.25)
  In excess of capital
    gains ..............             (0.00)   (0.00)   (0.00)   (0.04)   (0.00)
                                     -----    -----    -----    -----    -----
Total distributions ....             (0.46)   (0.53)   (0.44)   (0.43)   (0.63)
                                     -----    -----    -----    -----    -----
Net asset value,
  end of period ........             $7.63    $7.47    $7.32    $7.25    $6.91
                                     =====    =====    =====    =====    =====
Total return* ..........              8.67%    9.77%    7.16%   11.51%   -3.91%
Net assets, end of
  period (in
  millions) ............              $997     $994     $997     $975     $951
Ratio of expenses to
  average net assets....              0.72%    0.67%    0.68%    0.65%    0.64%
Ratio of net investment
  income to average
  net assets ...........              4.95%    5.14%    5.23%    5.51%    5.17%
Portfolio
  turnover rate ........             50.65%   47.24%   74.97%   70.67%   62.61%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                      See notes to financial statements.

UNITED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

      United Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income taxation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.    Futures -- See Note 5 -- Futures.

F.    Options -- See Note 6 -- Options.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

      The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

      Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

      The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                           Accounting Services Fee
                    Average
                 Net Asset Level                   Annual Fee
            (all dollars in millions)          Rate for Each Level
            -------------------------          -------------------
               From $    0 to $   10                $      0
               From $   10 to $   25                $ 10,000
               From $   25 to $   50                $ 20,000
               From $   50 to $  100                $ 30,000
               From $  100 to $  200                $ 40,000
               From $  200 to $  350                $ 50,000
               From $  350 to $  550                $ 60,000
               From $  550 to $  750                $ 70,000
               From $  750 to $1,000                $ 85,000
                    $1,000 and Over                 $100,000

      The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

      As principal underwriter for the Fund's shares, W&R received gross sales commissions (which are not an expense of the Fund) of $1,153,458, out of which W&R paid sales commissions of $663,988 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

      Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

      The Fund paid Directors' fees of $35,405, which are included in other expenses.

      W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

      Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $487,150,153 while proceeds from maturities and sales aggregated $581,245,455. Purchases of options aggregated $5,409,385 while proceeds from options aggregated $2,903,135. Purchases of short-term securities aggregated $1,018,059,216 while proceeds from maturities and sales aggregated $989,228,207. No U.S. Government securities were bought or sold during the period ended September 30, 1998.

      For Federal income tax purposes, cost of investments owned at September 30, 1998 was $886,920,070, resulting in net unrealized appreciation of $77,615,431, of which $77,619,034 related to appreciated securities and $3,603 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

      For Federal income tax purposes, the Fund realized capital gain net income of $15,978,789 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Futures

      The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

      Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

      On January 21, 1996, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class A shares represent existing shareholders; Class Y shares are offered through a separate Prospectus to certain institutional investors. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. As of September 30, 1998, the Fund had not commenced multiclass operations.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal Bond Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Municipal Bond Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION


22.     Financial Statements
        --------------------

        (a)  Financial Statements -- United Municipal Bond Fund, Inc.

               Included in Part B:
               -------------------

               As of September 30, 1998
                    Statements of Assets and Liabilities

               For the year ended September 30, 1998
                    Statements of Operations

               For the two years ended September 30, 1998
                    Statement of Changes in Net Assets

               Schedule I -- Investment Securities as of September 30, 1998

               Report of Independent Accountants

23.   Exhibits
      --------


      (a)   Articles of Incorporation, filed November 17, 1995 as
            EX-99.B1-charter to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*


            Articles Supplementary filed November 17, 1995 as EX-99.B1-mbartsup to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

      (b) By-Laws, as amended, filed December 27, 1996 as EX-99.B2-mbbylaw to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

      (c)   Not applicable

      (d) Investment Management Agreement filed November 17, 1995 as EX-99.B5-mbima to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

            Assignment to the Investment Management Agreement filed November 17, 1995 as EX-99.B5-mbassign to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

      (e) Underwriting Agreement filed November 17, 1995 as EX-99.B6-mbua to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

      (f)   Not applicable

      (g)   Custodian Agreement, as amended, attached hereto as EX-99.B8-mbca

      (h)   Shareholder Servicing Agreement attached hereto as EX-99.B9-mbssa

            Accounting Services Agreement filed November 17, 1995 as EX-99.B9-mbasa to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

            Service Agreement filed by electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A*

            Amendment to Service Agreement filed December 29, 1994 as EX-99.B9(d)mbsaa to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

            Amendment to Service Agreement filed November 17, 1995 as EX-99.B9-mbappsaa to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

            Fund Class A Application, as amended, filed May 30, 1997 as EX-99.B9-mbappca to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

            Fund Class Y Application filed November 17, 1995 as EX-99.B9-mbappcy to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

            Fund NAV Application filed November 17, 1995 as EX-99.B9-mbnavapp to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

            Class Y letter of understanding filed December 27, 1996 as EX-99.B9-mblou to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

      (i)   Not applicable

      (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-mbconsnt

      (k)   Not applicable

      (l)   Not applicable

      (m) Service Plan for Class A Shares filed November 17, 1995 as EX-99.B15-mbspca to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

            Distribution and Service Plan for Class A shares filed December 29, 1997 as EX-99.B15-mbdsp to Post-Effective Amendment No. 38 to the Registration Statement on Form N1-A*

      (n)   Financial Data Schedule attached hereto as EX-27.B17-mbfds

      (o) Multiple Class Plan filed November 17, 1995 as EX-99.B18-mbmcp to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

24.   Persons controlled by or under common control with Registrant
      -------------------------------------------------------------

      None

25.   Indemnification
      ---------------

      Reference is made to Article SEVENTH paragraph 6(b) through (f) of the Articles of Incorporation attached hereto as EX-99.B1-charter and to
      Article IV of the Underwriting Agreement filed November 17, 1995 as EX-99.B6-mbua to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

26.   Business and Other Connections of Investment Manager
      ----------------------------------------------------

      Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the

      Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.


      Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant.

      As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.   Principal Underwriter
      ---------------------

      (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:


            United Funds, Inc.
            United International Growth Fund, Inc.
            United Continental Income Fund, Inc.
            United Vanguard Fund, Inc.
            United Retirement Shares, Inc.
            United High Income Fund, Inc.
            United Cash Management, Inc.
            United Government Securities Fund, Inc.
            United New Concepts Fund, Inc.
            United Gold & Government Fund, Inc.
            United Municipal High Income Fund, Inc.
            United High Income Fund II, Inc.
            United Asset Strategy Fund, Inc.
            Advantage I
            Advantage II
            Advantage Plus
            Waddell & Reed Funds, Inc.

      (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

      (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.   Location of Accounts and Records
      --------------------------------

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.   Management Services
      -------------------


      There is no service contract other than as discussed in Part A and Part B of this Post-Effective Amendment and as listed in response to Item 23.


30.   Undertakings
      ------------


      Not applicable



---------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 1st day of December, 1998.


                        UNITED MUNICIPAL BOND FUND, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

        Signatures                  Title
        ----------                  -----
/s/Keith A. Tucker*                 Chairman of the Board                       December 1, 1998
----------------------                                                          ----------------
Keith A. Tucker


/s/Robert L. Hechler*               President, Principal                        December 1, 1998
----------------------              Financial Officer and                       ----------------
Robert L. Hechler                   Director


/s/Henry J. Herrmann*               Vice President and                          December 1, 1998
----------------------              Director                                    ----------------
Henry J. Herrmann


/s/Theodore W. Howard*              Vice President, Treasurer                   December 1, 1998
----------------------              and Principal Accounting                    ----------------
Theodore W. Howard                  Officer


/s/James M. Concannon*              Director                                    December 1, 1998
----------------------                                                          ----------------
James M. Concannon


/s/John A. Dillingham*              Director                                    December 1, 1998
----------------------                                                          ----------------
John A. Dillingham

/s/David P. Gardner*                Director                                    December 1, 1998
----------------------                                                          ----------------
David P. Gardner


/s/Linda K. Graves*                 Director                                    December 1, 1998
----------------------                                                          ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*              Director                                    December 1, 1998
----------------------                                                          ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*                   Director                                    December 1, 1998
----------------------                                                          ----------------
John F. Hayes


/s/Glendon E. Johnson               Director                                    December 1, 1998
----------------------                                                          ----------------
Glendon E. Johnson


/s/William T. Morgan*               Director                                    December 1, 1998
----------------------                                                          ----------------
William T. Morgan


/s/Ronald C. Reimer*                Director                                    December 1, 1998
----------------------                                                          ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*              Director                                    December 1, 1998
----------------------                                                          ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*              Director                                    December 1, 1998
----------------------                                                          ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*             Director                                    December 1, 1998
----------------------                                                          ----------------
Frederick Vogel III


*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  November 18, 1998                 /s/Robert L. Hechler
                                         --------------------------
                                         Robert L. Hechler, President

/s/Keith A. Tucker                       Chairman of the Board                  November 18, 1998
----------------------                                                          -----------------
Keith A. Tucker


/s/Robert L. Hechler                     President, Principal                   November 18, 1998
----------------------                   Financial Officer and                  -----------------
Robert L. Hechler                        Director


/s/Henry J. Herrmann                     Vice President and                     November 18, 1998
----------------------                   Director                               -----------------
Henry J. Herrmann


/s/Theodore W. Howard                    Vice President, Treasurer              November 18, 1998
-----------------------                  and Principal Accounting               -----------------
Theodore W. Howard                       Officer

/s/James M. Concannon                    Director                               November 18, 1998
----------------------                                                          -----------------
James M. Concannon


/s/John A. Dillingham                    Director                               November 18, 1998
----------------------                                                          -----------------
John A. Dillingham


/s/David P. Gardner                      Director                               November 18, 1998
----------------------                                                          -----------------
David P. Gardner


/s/Linda K. Graves                       Director                               November 18, 1998
----------------------                                                          -----------------
Linda K. Graves


/s/Joseph Harroz, Jr.                    Director                               November 18, 1998
----------------------                                                          -----------------
Joseph Harroz, Jr.


/s/John F. Hayes                         Director                               November 18, 1998
----------------------                                                          -----------------
John F. Hayes


/s/Glendon E. Johnson                    Director                               November 18, 1998
----------------------                                                          -----------------
Glendon E. Johnson


/s/William T. Morgan                     Director                               November 18, 1998
----------------------                                                          -----------------
William T. Morgan


/s/Ronald C. Reimer                      Director                               November 18, 1998
----------------------                                                          -----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.                    Director                               November 18, 1998
----------------------                                                          -----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz                   Director                               November 18, 1998
----------------------                                                          -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III                   Director                                November 18, 1998
----------------------                                                          -----------------
Frederick Vogel III


Attest:

/s/Kristen A. Richards
----------------------
Kristen A. Richards
Assistant Secretary